REVOLVING LINE OF CREDIT AGREEMENT


         This REVOLVING LINE OF CREDIT AGREEMENT (this "Line of Credit") by and between KANAKARIS COMMUNICATIONS, INC., a Nevada Corporation with principal offices in Costa Mesa, California (the "Company"), and ALLIANCE EQUITIES, a Florida corporation (the "Lender") is dated as of December 10, 1999, and based on an executed Memorandum of Understanding between the Company and the Lender dated February 25, 1999.

                                   WITNESSETH

         WHEREAS, the Lender has agreed to make available to the Company, a Seven Million Dollar ($7,000,000) Revolving Line of Credit, and that indebtedness incurred by the Company in utilizing the line of credit may be paid, at the election of the Company, either in cash or through the issuance of the Company's Common Stock without penalty.

         WHEREAS, the parties intend to create a schedule whereby the Company may draw up to Five Hundred Thousand Dollars ($500,000) per month on the total Line of Credit herein based upon a written request submitted by the Company to the Lender and agreed upon by the parties.

         NOW, THEREFORE, FOR VALUE RECEIVED, the Company hereby promises to pay to the Lender or registered assigns, any and all indebtedness incurred by the Company's election to utilize the Line of Credit up to the principal sum of SEVEN MILLION DOLLARS ($7,000,000) on or before December 10, 2001, with interest (simple interest computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount hereof at the rate of ten percent (10%) per annum unless converted into Common Stock of Company prior thereto by the Company or the Lender according to the terms set forth in a Promissory Note to be executed by the Parties upon election by the Company to utilize the Line of Credit. The Company further agrees that without the express written agreement of the Lender, the Company will not, from the date of execution herein, take out any indebtedness senior to the Line of Credit, as defined by the term Senior Indebtedness in Section 3 herein.

         The Lender hereby represents and promises that the Lender has and will make available to the Company a total principal sum of Seven Million Dollars ($7,000,000), on a non-exclusive basis, to be utilized by Company pursuant to the provisions herein upon request by the Company to utilize the Lender's Line of Credit.

         The Line of Credit extended herein by Lender expires two (2) years from the date of execution of this herein Revolving Line of Credit Agreement, unless terminated otherwise by mutual agreement of the Lender and Company upon thirty
(30) days written notice.

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       1. NOTICE. The Company shall give written notice to the Lender of the
Company's intention to utilize any or all of the available Line of Credit. Upon receipt of such notice, the Lender and the Company will execute a Promissory Note evidencing the terms and conditions of the transaction. The Promissory Note to be executed will contain the terms and conditions contained herein in this Agreement.

       2. PAYMENTS. Interest on the unpaid principal portion of this Line of Credit accrues and is payable upon maturity of the Line of Credit and only if not converted prior to maturity by the Lender or Company. Should neither conversion nor partial conversion occur prior to maturity, then Interest is payable to the Lender of record of this Line of Credit on the principal amount remaining due and payable, whether at maturity or by acceleration or otherwise and thereafter, at the rate of ten percent (10%) per annum on all due and/or overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid. No interest shall be payable on any amount of this Line of Credit converted into Common Stock hereunder. The undersigned may prepay all or part of the outstanding principal balance of this Line of Credit, together with all accrued but unpaid interest thereon, at any time prior to conversion by either party without penalty. All payments of principal of and interest on this Line of Credit shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

       3. CERTAIN DEFINITIONS. For purposes of this Line of Credit, the following terms shall have the following respective meanings:

         "COMMON STOCK" shall mean the Company's common stock, $.001 par value per share and restricted in connection with the terms of transfer or sale under Securities and Exchange Commission Rule 144.

          "COMMON STOCK DEEMED OUTSTANDING" shall mean, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Section 3.

          "INSOLVENCY OR LIQUIDATION PROCEEDING" shall mean (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to its assets, or (ii) any liquidation, dissolution, reorganization or winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the company.

            "MARKET PRICE" of any security shall mean the average of the closing prices of such security's sales on all national securities exchanges and the OTC/BB on which such security may at the time be listed or on the NASDAQ System for which real-time transaction reporting is required by an effective transaction reporting plan, or, if there has been no sale on any such exchange or quotation system on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed or quoted, the average of the highest bid and lowest


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asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one (21) days consisting of the day as of which "Market Price" is being determined and the thirty (30) consecutive business days prior to such day. If at any time such security is not listed on any national securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined as the last sale price for the Common Stock including but not limited to the last sale price on the OTC/BB, pink sheets or other non-national exchange or market.

          "REORGANIZATION SECURITIES" shall mean shares of stock of the Company, or its successor, as reorganized, or other securities of the Company or any other person provided for by a plan of reorganization, the payment of which is subordinated, at least to the same extent as this Line of Credit, to the payment of all Senior Indebtedness which may at the time be outstanding and the principal of which is due no earlier than the principal of this Line of Credit, provided that the rights of the Lenders of the Senior Indebtedness are not impaired thereby.

            "REPRESENTATIVE" shall mean the trustee, agent or other representative for Lenders of all or any of the Senior Indebtedness, if any, designated in the indenture, agreement or other document creating, evidencing or governing such Senior Indebtedness or pursuant to which it was issued, or otherwise duly designated by the Lenders of such Senior Indebtedness.

           "SENIOR INDEBTEDNESS" shall mean the principal of all indebtedness of the Company regardless of whether incurred on, before or after the date of this Line of Credit (i) for money borrowed from any bank, savings and loan or other financial institution, and is evidenced by Line of Credits, bonds, debentures or other written obligations and such Line of Credits, bonds, debentures or other written obligations are interest being securities only and are not convertible or issued in connection with the issue of warrants or options, whether separate or attached, or some other rights to receive stock or participate in the earnings of the Company in any form, including dividend distributions, and (ii) in connection with any renewals or extensions of any indebtedness described in
(i) above; provided, however, that the term shall not include indebtedness which by the terms of the instrument creating or evidencing it is subordinated to or on a parity with this Line of Credit.

     4. CONVERSION.

              4.1 RIGHT TO CONVERT. At any time prior to Maturity, the Company may convert all or any portion of the outstanding principal amount of this Line of Credit into a number of shares of the Company's Common Stock, which carries piggy-back and registration rights, computed by dividing such principal amount by the Conversion Price (as defined in Section 4.4) then in effect. At any time prior to Maturity, Lender may convert up to fifty percent (50%) of the principal amount outstanding of this Line of Credit into a number of shares of the Company's Common Stock computed by dividing such principal amount requested for conversion by the Conversion Price (as defined in Section 4.4) then in effect.

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         4.2 AUTOMATIC CONVERSION.

                      (a) This Line of Credit shall automatically be converted in amounts as stated and into shares of Common Stock immediately upon: (i) the failure of the Company to make payment of principal and interest due and payable on or before December 10, 2001, ("Maturity"), in which case the entire Line of Credit balance not converted at that time will become converted, or (ii) the closing of a financing for the account of the Company in which the aggregate gross proceeds received by the Company, equal or exceed Seven Million Dollars ($7,000,000), in which case a total of fifty percent (50%) of the original Line of Credit amount (defined as the aggregate of amounts previously converted at that time plus non-converted amounts equaling a maximum of 50% of the entire original Line of Credit amount) will be converted. Should conversion occur under
Section 4.2 (a) (i), then the Conversion Price shall be as defined in Section
4.4 herein. Should conversion occur under Section 4.2 (a) (ii), the portion of the Line of Credit converted thereunder shall be automatically converted into Common Stock of the Company at the average Market Price of the Company Common Stock as exists thirty (30) days prior to the conversion thereunder.

                      (b) Upon the occurrence of an event specified in paragraph 4.2(a), this Line of Credit shall be converted automatically without any further action by the Lenders of this Line of Credit and whether or not this Line of Credit is surrendered to the Company, provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless this Line of Credit is either delivered to the Company, as hereinafter provided, or the Lender notifies the Company or any transfer agent, as hereinafter provided, that this Line of Credit has been lost, stolen, or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.

         4.3 CONVERSION PROCEDURE.

                      (a) Any party desiring to convert any portion of this Line of Credit shall provide written Notice of its intent to the other party. Company's conversion of any portion of this Line of Credit shall be made with a demand that Lender surrender the Line of Credit within seven (7) days receipt of such notice ("Demand Period"). Thereafter within the Demand Period, Company shall issue Common Stock to Lender and/or provide written notification of its election to convert and issue Common Stock at some future time and Lender shall surrender this Line of Credit for replacement. Company shall thereafter issue a replacement Line of Credit indicating changes made due to conversion thereunder. Lender's conversion of this Line of Credit will be effected by the surrender hereof at the principal office of the Company at any time during normal business hours, together with a written notice by the Lender hereof stating that such Lender desires to convert the entire portion, or a stated amount, represented by the Line of Credit into Common Stock. Each conversion of a Line of Credit will be deemed to have been effected as of the close of business on the date on which such Line of Credit has been surrendered and such notice has been received, and at such time, the rights of the Lender of such Line of Credit as such Lender will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the Lender or Lenders of record of the shares of Common Stock represented thereby.

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                      (b) As soon as possible after a conversion has been
effected (but in any event within ten (10) business days in the case of subparagraph (i) below), the Company will deliver to the converting Lender:

                                    (i) a certificate or certificates
representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting Lender has specified:

                                    (ii) Lender understands that no interest is
due or payable on any amount of the Line of Credit converted hereunder; and

                                    (iii) a replacement Line of Credit
representing the principal amount of the Line of Credit delivered to the Company in connection with such conversion but which was not converted.

                      (c) If for any reason the Company is unable to pay any accrued interest on the Line of Credit being converted, the Company will pay such accrued interest to the converting Lender as soon thereafter as funds of the Company are legally available for such payment. At the request of any such converting Lender, the Company will provide such Lender with written evidence of its obligation to such Lender.

                      (d) The issuance of certificates for shares of Common Stock upon conversion of this Line of Credit will be made without charge to the Lender of this Line of Credit for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any portion of the principal amount of this Line of Credit, the Company will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

                      (e) The Company will not close its books against the transfer of this Line of Credit or of Common Stock issued or issuable upon conversion of this Line of Credit in any manner which interferes with the timely conversion of this Line of Credit.

                      (f) If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph (f), be deliverable upon any conversion of any portion of the principal amount of this Line of Credit, the Company, in lieu of delivering the fractional share therefor, will pay an amount to the Lender thereof equal to the Market Price of such fractional interest as of the date of conversion.

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         4.4 CONVERSION PRICE. The Conversion Price will be the Average Market price for the Company's Common Stock for the thirty (30) days prior to the Conversion date.

         4.5 SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

         4.6 CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions, then the Company's board of directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Lender of this Line of Credit; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 4 or decrease the number of shares of Common Stock, other than through a reverse stock split, issuable upon conversion of this Line of Credit.

         4.7 NOTICES.

                      (a) Immediately upon any adjustment of the Conversion Price, the Company will give written notice thereof to the Lender of this Line of Credit.

                      (b) The Company will give written notice to the Lender of this Line of Credit at least ten (10) days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend, or
(ii) for determining rights to vote with respect to any, dissolution or liquidation.

       5. DEFAULT.

         5.1 EVENTS OF DEFAULT. If any of the following events (herein called "Events of Default") shall occur:

                      (a) the Company shall default in the payment of any part of the principal of this Line of Credit,

                      (b) the Company shall default in the payment of any interest on this Line of Credit for more than fifteen (15) days after the same shall become due and payable,

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                      (c) a court having jurisdiction in the premises shall
enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                      (d) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall take any corporate action in furtherance of any of the foregoing, then and in any such event the Lender of this Line of Credit may at any time (unless all defaults theretofore or thereupon shall have been remedied) at its option, by written notice to the Company, declare this Line of Credit to be due and payable within thirty (30) days of receipt of such notice by Company, whereupon the non-converted portion of the Line of Credit shall forthwith mature and become due and payable.

         5.2 REMEDIES ON AND NOTICES OF DEFAULT. Subject to the provisions of
Section 6, in case any one or more Events of Default shall occur, the Lender of this Line of Credit may proceed to protect and enforce the rights of such Lender by a suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any agreement contained in this Line of Credit, or for an injunction against a violation of any of the terms or provisions hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. In case of a default under this Line of Credit, the Company will pay to the Lender of this Line of Credit such further amount as shall be sufficient to cover the reasonable cost and expense of enforcement, including, without limitation, reasonable attorneys' fees. If the Lender of this Line of Credit shall give any notice or take any other action in respect of a claimed default, the Company shall forthwith give written notice thereof to all other Lenders of similarly subordinated Line of Credits at the time outstanding, describing the notice or action and the nature of the claimed default. No course of dealing and no delay on the part of any Lender of this Line of Credit in exercising any right shall operate as a waiver thereof or otherwise prejudice such Lender's rights or the rights of the Lender of any similarly subordinated Line of Credits. No remedy conferred by this Line of Credit upon the Lender shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

       6. SUBORDINATION.

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         6.1 SUBORDINATED LINE OF CREDITS SUBORDINATE TO SENIOR INDEBTEDNESS.
The provisions of this Section 6 apply notwithstanding anything to the contrary contained in this Line of Credit. The Company covenants and agrees, and the Lender of this Line of Credit, by such Lender's acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Section, the indebtedness represented by this Line of Credit and the payment of the principal of and interest on this Line of Credit are hereby expressly made subordinate and subject in right of the prior payment in full of all Senior Indebtedness.

         6.2 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                      (a) In the event of any Insolvency or Liquidation Proceeding, all Senior Indebtedness shall first be paid in full before the Lender of this Line of Credit is entitled to receive any direct or indirect payment or distribution of any cash, property or securities on account of the principal of or interest on this Line of Credit.

                      (b) In the event that, notwithstanding the foregoing provisions of this Section 6.2, the Lender of this Line of Credit shall have received any payment from or distribution of assets of the Company in an Insolvency or Liquidation Proceeding or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of this Line of Credit whether in cash, property or securities including any payment or distribution, which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of this Line of Credit) before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be received and held in trust for and shall be paid over to the Lenders of the Senior Indebtedness remaining unpaid (or their respective Representatives), to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any substantially concurrent payment or distribution to the Lenders of such Senior Indebtedness, for application to the payment in full of such Senior Indebtedness.

         6.3 SUBROGATION TO RIGHTS OF LENDERS OF SENIOR INDEBTEDNESS. After all amounts payable under or in respect of Senior Indebtedness are paid in full, the Lender of this Line of Credit shall be subrogated to the extent of the payments or distributions made to the Lenders of, or otherwise applied to payment of, such Senior Indebtedness pursuant to the provisions of this Section 6 (equally and ratably with the Lenders of all indebtedness of the Company which by its express terms is subordinate and subject in right of payment to Senior Indebtedness to substantially the same extent as this Line of Credit is so subordinate and subject in right of payment and which is entitled to like rights of subrogation), to the rights of the Lenders of such Senior Indebtedness (or their respective Representatives) to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on this Line of Credit shall be paid in full. For purposes of such subrogation, no payments or distributions to the Lenders of the Senior Indebtedness (or their respective Representatives) of any cash, property or securities to which the Lender of this Line of Credit would be entitled except for the provisions of this Section 6, and no payments over pursuant to the provisions of this Section 6 to the Lenders of Senior Indebtedness (or their respective Representatives) by the Company or the Lender of this Line of Credit shall, as among the Company and its creditors (other than Lenders of Senior Indebtedness and the Lender of this Line of Credit), be deemed to be a payment or distribution by the Company to or on account of Senior Indebtedness it being understood that the provisions of this Section 6 are solely for the purpose of defining the relative rights of the Lenders of Senior Indebtedness on the one hand and the Lender of this Line of Credit on the other hand.

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         6.4 RIGHTS OF LENDERS NOT TO BE IMPAIRED. Nothing contained in this
Section 6 or elsewhere in this Line of Credit is intended to or shall:

                      (a) impair, as among the Company, its creditors other than Lenders or Senior Indebtedness and the Lender of this Line of Credit, the obligation of the Company, which is absolute and unconditional to pay to the Lender of this Line of Credit the principal of and premium, if any, and interest on this Line of Credit as and when the same shall become due and payable in accordance with their terms; or

                      (b) affect the relative rights against the Company of the Lender of this Line of Credit and creditors of the Company other than the Lenders of Senior Indebtedness, or

                      (c) prevent the Lender of this Line of Credit from exercising all remedies otherwise permitted by applicable law upon default subject to the rights, if any, under this Section 6 of the Lenders of Senior Indebtedness to receive payments or distributions otherwise payable or deliverable to, or received by, such Lender upon the exercise of any such remedy and subject to the restriction on acceleration set forth in paragraph 6.

         6.5 NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future Lender of any Senior Indebtedness, or Representative thereof, to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such Lender or Representative thereof, or by any noncompliance by the Company with the terms, provisions and covenants of this Line of Credit regardless of any knowledge thereof which any such Lender or Representative thereof may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the Lenders of Senior Indebtedness (or their Representatives, if applicable) may, at any time and from time to time, without the consent of or notice to the Lender of this Line of Credit, without incurring responsibility to the Lender of this Line of Credit and without impairing or releasing the subordination and other benefits provided in this Section 6 or the obligations thereunder of the Lender of this Line of Credit to the Lenders of Senior Indebtedness, do any one or more of the following all without notice to the Lender of this Line of Credit and even if any right of reimbursement or subrogation or other right or remedy of the Lender of this Line of Credit is affected, impaired or extinguished thereby:

                      (a) change the manner, place or terms of payment or change or extend the time of payment of, or renew, exchange, amend or alter, the terms of any Senior Indebtedness, any security therefor or guaranty thereof or any liability of the Company or any guarantor to such Lender, or any liability incurred directly or indirectly in respect thereof, or otherwise amend, renew, exchange, modify or supplement in any manner Senior Indebtedness or any instrument evidencing or guaranteeing or securing the same or any agreement under which Senior Indebtedness is outstanding;

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                      (b) sell, exchange, release, surrender, realize upon,
enforce or otherwise deal with in any manner and any order any property pledged, mortgaged or otherwise securing Senior Indebtedness or any liability of the Company or any guarantor to such Lender, or any liability incurred directly or indirectly in respect thereof;

                      (c) settle or compromise any Senior Indebtedness or any other liability of the Company or any guarantor of the Senior Indebtedness to such Lender or any security therefor or any liability Incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, Senior Indebtedness) in any manner or order; and

                      (d) fail to take or to record or otherwise perfect, for any reason or for no reason, any lien or security interest securing Senior Indebtedness by whomsoever granted, exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any guarantor or any other person, elect any remedy and otherwise deal freely with the Company and any security and any guarantor of the Senior Indebtedness or any liability of the Company or any guarantor to such Lender or any liability incurred directly or indirectly in respect thereof.

         6.6 RELIANCE ON COURT ORDERS; EVIDENCE OF STATUS. Upon any payment or distribution of assets of the Company referred to in Section 6.2, the Lender of this Line of Credit shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution delivered to the Lender of this Line of Credit for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the Lenders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 6.

         In the absence of any such receiver, trustee in bankruptcy, liquidating trustee, agent or other person, the Lender of this Line of Credit shall be entitled to rely upon a written notice by a person representing himself to be a Lender of Senior Indebtedness (or a Representative on behalf of such Lender) as evidence that such person is a Lender of Senior Indebtedness (or is such a Representative) for any relevant purpose. In the event that any Lender determines in good faith that other evidence is required with respect to the right of any person as a Lender of Senior Indebtedness (or such a Representative), as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 6, such Lender may request such person to furnish evidence to the reasonable satisfaction of such Lender as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Section 6, and if such evidence is not furnished such Lender may defer (without liability to any Lender of Senior Indebtedness or any Representative of such Lender) any payment to such person pending judicial determination as to the right of such person to receive such payment or until such time as such Lender shall be otherwise satisfied as to the right of such person to receive such payment.

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         6.7 NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment on account of the principal of or interest on this Line of Credit by reason of any provision of this Section 6 shall not be construed as preventing the occurrence of a default or an Event of Default under this Line of Credit. Except as expressly provided in paragraph 6, nothing in this Section 6 shall affect the rights of the Lender of this Line of Credit to accelerate the maturity of this Line of Credit in accordance with its terms.

         6.8 COMPANY'S RIGHT TO CONVERT NOT WITHHELD. Nothing herein shall effect or limit the right of the Company to convert the Line of Credit or any portion thereof at any time prior to Maturity of the Line of Credit.

         6.9 AMENDMENTS. Without the prior written consent of the Lenders of the Senior Indebtedness, the Company and the Lender of this Line of Credit shall not
(i) amend, supplement or otherwise modify any provision of this Section 6, (ii) accelerate the payment of the principal of or interest on this Line of Credit or
(iii) if such amendment would have a material adverse effect on the Lenders of the Senior Indebtedness, amend, supplement or otherwise modify any other provision of this Line of Credit.

       7. TERMINATION. This Revolving Line of Credit Agreement shall terminate two (2) years from the date of execution of this herein Revolving Line of Credit Agreement, unless terminated otherwise by mutual agreement of the Lender and Company upon thirty (30) days written notice.

       8. GENERAL PROVISIONS.

                      (a) This Line of Credit shall be governed by and construed in accordance with the laws of the State of California. If any one or more of the provisions contained in this Line of Credit shall for any reason be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the parties agree that such court may modify such provision to the extent necessary to make it valid, legal and enforceable. In any event, such provision shall be separable and shall not limit or affect the validity, legality or enforceability of any other provision thereunder.

                      (b) Unless otherwise specifically stated herein, all notices, demands, payments or other communications to be given or delivered pursuant to this Line of Credit shall be in writing by Fed Ex delivery or certified mail and shall be given to the Company at its principal executive offices and to the Lender of this Line of Credit at the Lender's last known address as shown in the records of the Company.

                      (c) It is understood that this Line of Credit has been facilitated through the use of agents, finders and/or brokers representative of the Company and/or the Lender.

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

                      (d) All of the covenants contained herein shall bind the Company, its successors and assigns.


         IN WITNESS WHEREOF, the Company and the Lender have executed and delivered this Line of Credit on the date first written above.


FOR: KANAKARIS COMMUNICATIONS, INC. (THE "COMPANY")



By:  /s/ Alex Kanakaris
    -----------------------------------------
    Alex Kanakaris, President and CEO

DATED: December 10, 1999



FOR: ALLIANCE EQUITIES (THE "LENDER")



By:  /s/ Richard Epstein
     ----------------------------------------
     Richard Epstein, President

DATED:  December 10, 1999


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